SUPPLEMENT DATED APRIL 30, 2015

 FIRST INVESTORS REAL ESTATE FUND PROSPECTUS
DATED APRIL 6, 2015

In the “Shareholder Information” section, the first sentence under the heading “What about dividends and capital gain distributions?” is deleted in its entirety and replaced with the following:

To the extent that it has net investment income, the Fund will declare and pay a dividend from such net investment income on a quarterly basis.

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Please retain this Supplement for future reference.
REF0415